Exhibit 99.1

eGain Announces Fiscal 2016 Second Quarter Financial Results

Sunnyvale, Calif. (February 4, 2016) – eGain (NASDAQ: EGAN), a leading provider of cloud customer engagement solutions, today announced financial results for its fiscal 2016 second quarter ended December 31, 2015.

Ashu Roy, eGain’s CEO, commented,  “I am pleased with our performance this quarter, with gross bookings up 35% year over year including a large Cisco SolutionsPlus license expansion deal.  We were also awarded a large expansion of our agreement with the Veterans Administration that significantly increased their web self-service sessions. On the cloud front, we signed a leading US financial institution that will deploy eGain’s Knowledge Management solution.”

“We continued to streamline our operations to increase efficiencies and saw significant improvement to our adjusted EBITDA and cash flow for the quarter. This improvement was driven by a 16% reduction in operating expenses year to date, which included a 21% year to date decrease in sales and marketing, while still improving our overall sales productivity.  With a growing pipeline, particularly around new cloud business, we look to finish the fiscal year strong as we execute on our new land and expand sales strategy.”

Fiscal 2016 Second Quarter Results:

Total GAAP revenue for the fiscal 2016 second quarter was $19.0 million, compared to $18.9 million in the same period last year. Subscription and support revenue for the fiscal second quarter was $10.8 million, compared to $11.0 million in the same period last year. License revenue for the fiscal second quarter was $5.1 million, an increase of 41% on a year-over-year basis. Professional services revenue for the fiscal second quarter was $3.1 million, a decrease of 28% on a year-over-year basis.

For the six months ended December 31, 2015, total GAAP revenue was $35.5 million, a decrease of 10% from the same period last year. Subscription and support revenue was $21.6 million, an increase of 1% from the same period last year. License revenue was $7.5 million, a decrease of 27% from the same period last year. Professional services revenue was $6.3 million, a decrease of 20% from the same period last year.

Gross profit for the fiscal second quarter was $13.0 million, compared to $10.7 million for the second quarter of fiscal 2015. Gross margin for the fiscal second quarter was 69%, compared to 56% in the second quarter last year, attributable to the business mix. The subscription and support revenue gross margin for the fiscal second quarter was 71%, compared to 70% in the same quarter last year.

For the six months ended December 31, 2015, gross profit was $23.0 million, compared to $24.4 million for the same period last year. Gross margin was 65%, compared to 62% for the same period last year. The subscription and support revenue gross margin for the six months ended December 31, 2015 was 71%, compared to 71% for the same period last year.

Adjusted EBITDA for the fiscal second quarter was $1.0 million, or $0.04 per share on a basic and diluted basis, compared to an adjusted EBITDA net loss of $2.4 million, or $0.09 per share on a basic and diluted basis, for the second quarter of fiscal 2015.

For the six months ended December 31, 2015, adjusted EBITDA was $274,000, or $0.01 per share on a basic and diluted basis compared to an adjusted EBITDA net loss of $1.5 million, or $0.06 per share on a basic and diluted basis, for the same period last year.

GAAP net loss for the fiscal second quarter was $1.4 million, or a loss of $0.05 per share on a basic and diluted basis, compared to a GAAP net loss of $5.5 million, or a loss of $0.20 per share on a basic and diluted basis, for the second quarter of last year. Net loss for the fiscal second quarter includes amortization of acquired intangible assets of $695,000,  stock-based compensation expense of $229,000,  interest, net expense of $676,000 and tax expense of $113,000, compared to amortization of acquired intangible assets of $695,000,  stock-based compensation expense of $750,000, interest, net expense of $145,000 and tax benefit of $191,000 in the second quarter last year.

For the six months ended December 31, 2015, GAAP net loss was $4.6 million, or a loss of $0.17 per share on a basic and diluted basis, compared to net loss of $7.1 million, or $0.27 per share on a basic and diluted basis, for the same period last year. Net loss for the six months ended December 31, 2015 includes amortization of acquired intangible assets of $1.4 million, stock-based compensation expense of $742,000, interest, net expense of $1.0 million and tax expense of $447,000, compared to amortization of acquired intangible assets of $1.1 million, stock-based compensation expense of $1.3 million, interest, net expense of $268,000 and tax benefit of $159,000 for the same period last year.

Total cash, cash equivalents increased to $9.8 million as of December 31, 2015, from $8.6 million as of June 30, 2015.

Total deferred revenue (which includes both deferred revenue on the balance sheet of $12.7 million and unbilled deferred revenue that remains off balance sheet of $28.3 million, collectively representing contractual commitments that have not been recognized as revenue) was $41.0 million as of December 31, 2015, compared to $42.3 million as of June 30, 2015.

Non-GAAP Financial Measures

These reported results include Annual Contract Value (ACV), Gross Bookings, Backlog and Adjusted EBITDA as supplemental information relating to our operating results. Adjusted EBITDA is a non-GAAP financial measure, defined as net income (loss), adjusted for the impact of purchase accounting adjustments to deferred revenue related to acquisitions, depreciation and amortization, stock-based compensation expense, interest expense, net, income tax provision, amortization of acquired intangible assets, acquisition-related expenses and severance and related charges. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making.  Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the company’s business.

Quarterly Conference Call

eGain will discuss its quarterly results today via teleconference at 2:00 p.m. Pacific Standard Time. To access the live call, please dial (888) 395-3227 (U.S./Canada toll free) or (719) 457-2645 (international), and give the participant pass code 8593463. A live webcast of the call can be accessed from the investors section at www.egain.com. An audio replay of the conference call can be accessed at (888) 203-1112 (U.S. toll-free) or (719) 457-0820 (international). The replay will be available starting two hours after the call and remain in effect for one week. The required pass code is 8593463. An archive of the webcast will also be available on the investors section at www.egain.com.

About eGain

eGain’s customer engagement solutions power digital transformation for leading brands. Our top-rated cloud applications for social, mobile, web, and contact centers help clients deliver connected customer journeys in a multichannel world. To find out more about eGain Corporation, visit http://www.egain.com/company/investors/

Headquartered in Sunnyvale, California, eGain has operating presence in North America, EMEA, and APAC. To learn more about us, visit www.eGain.com or call our offices: +1-800-821-4358 (US), +44-(0)-1753-464646 (EMEA), or +91-(0)-20-6608-9200 (APAC).

Cautionary Note Regarding Forward-Looking Statements. This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include our belief that we are seeing and will continue to see benefits of the Company’s organizational changes, including a growing business pipeline, particularly around new cloud business, the Company’s belief that it will finish the fiscal year strongly, and that we can execute on our new land and expand sales strategy, among other matters. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s results could differ materially from the results expressed or implied by the forward-looking statements we make. The risks and uncertainties referred to above include, but are not limited to: our ability to capitalize on customer engagement; the success of organization changes; risks that our hybrid revenue model and lengthy sales cycles may negatively affect our operating results; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks associated with new product releases; risks related to our international operations; our ability to invest resources to improve our products and continue to innovate; and other risks detailed from time to time in eGain’s filings with the Securities and Exchange Commission, including eGain’s annual report on Form 10-K filed on September 11, 2015, and eGain’s quarterly reports on Form 10-Q, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements.

Note: eGain is a registered trademark, and the other eGain product and service names appearing in this release are trademarks or service marks, of eGain. All other company names and products are trademarks or registered trademarks of their respective companies.

eGain	MKR Group Investor Relations
Charles Messman, VP Finance	Todd Kehrli or Jim Byers
Phone: 408-636-4500	Phone: 323-468-2300
Email: iregain@egain.com	Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	June 30,
	2015	2015
ASSETS
Current assets:
Cash and cash equivalents	$9,792	$8,633
Restricted cash	17	676
Accounts receivable, net	10,830	13,118
Deferred commissions	514	633
Prepaid and other current assets	1,445	1,625
Total current assets	22,598	24,685
Property and equipment, net	2,542	3,136
Deferred commissions, net of current portion	342	297
Intangible assets, net	6,229	7,620
Goodwill	13,186	13,186
Other assets	783	807
Total assets	$45,680	$49,731

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Current liabilities:
Accounts payable	$2,170	$1,779
Accrued compensation	4,993	6,910
Accrued liabilities	3,089	2,664
Deferred revenue	11,510	14,395
Capital lease obligations	323	471
Bank borrowings	807	505
Total current liabilities	22,892	26,724
Deferred revenue, net of current portion	1,198	1,417
Capital lease obligations, net of current portion	227	295
Bank borrowings, net of current portion	22,348	18,259
Other long term liabilities	1,881	1,937
Total liabilities	48,546	48,632
Stockholders' (deficit) equity:
Common stock	27	27
Additional paid-in capital	342,145	341,329
Notes receivable from stockholders	(78)	(78)
Accumulated other comprehensive loss	(1,335)	(1,170)
Accumulated deficit	(343,625)	(339,009)
Total stockholders' (deficit) equity	(2,866)	1,099
Total liabilities and stockholders' (deficit) equity	$45,680	$49,731

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Revenue:
Subscription and support	$10,783	$10,956	$21,625	$21,401
License	5,064	3,583	7,490	10,311
Professional services	3,139	4,364	6,347	7,895
Total revenue	18,986	18,903	35,462	39,607
Cost of subscription and support	3,116	3,264	6,195	6,143
Cost of license	9	26	16	54
Cost of professional services	2,851	4,951	6,237	9,031
Total cost of revenue	5,976	8,241	12,448	15,228
Gross profit	13,010	10,662	23,014	24,379
Operating expenses:
Research and development	4,016	4,160	7,916	7,901
Sales and marketing	7,617	9,599	14,285	18,104
General and administrative	1,893	2,573	4,139	5,515
Total operating expenses	13,526	16,332	26,340	31,520
Loss from operations	(516)	(5,670)	(3,326)	(7,141)
Interest expense, net	(676)	(145)	(1,009)	(268)
Other income (expense), net	(74)	163	166	153
Loss before income tax benefit (provision)	(1,266)	(5,652)	(4,169)	(7,256)
Income tax benefit (provision)	(113)	191	(447)	159
Net loss	$(1,379)	$(5,461)	$(4,616)	$(7,097)

Per share information:
Basic and diluted net loss per common share	$(0.05)	$(0.20)	$(0.17)	$(0.27)
Weighted average shares used in computing basic and diluted net loss per common share	$27,036	$26,657	$27,029	$26,422

Summary of amortization of purchased intangibles from business combinations in the costs and expenses above:
Cost of revenue	$67	$67	$134	$108
Research and development	$437	$437	$874	$704
Sales and marketing	$172	$172	$344	$278
General and administrative	$19	$19	$38	$30

Summary of stock-based compensation included in the costs and expenses above:
Cost of revenue	$66	$174	$160	$303
Research and development	$123	$217	$270	$410
Sales and marketing	$(62)	$195	$70	$319
General and administrative	$102	$164	$242	$276

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands)

(unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Revenue	$18,986	$18,903	$35,462	$39,607
Add: Purchase accounting adjustments to deferred revenue related to acquisitions	19	162	39	248
Non-GAAP Revenue	$19,005	$19,065	$35,501	$39,855

Adjusted EBITDA
Net loss	$(1,379)	$(5,461)	$(4,616)	$(7,097)
Add: Purchase accounting adjustments to deferred revenue related to acquisitions	19	162	39	248
Depreciation and amortization	543	623	1,092	1,291
Stock-based compensation expense	229	750	742	1,308
Interest expense, net	676	145	1,009	268
Income tax benefit (provision)	113	(191)	447	(159)
Amortization of acquired intangible assets	695	695	1,390	1,120
Acquisition-related expenses	—	229	—	844
Severance and related charges	147	644	171	704
Adjusted EBITDA	$1,043	$(2,404)	$274	$(1,473)

Per share information:
Basic Adjusted EBITDA per common share	$0.04	$(0.09)	$0.01	$(0.06)
Diluted Adjusted EBITDA per common share	$0.04	$(0.09)	$0.01	$(0.06)
Weighted average shares used in computing basic Adjusted EBITDA per common share	27,036	26,657	27,029	26,422
Weighted average shares used in computing diluted Adjusted EBITDA per common share	27,625	26,657	27,614	26,422

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	December 31,		Growth	Constant currency
	2015	2014	rates	growth rates [4]
Total recurring revenue ACV[1]:
Subscription	$22,759	$21,845	4%	6%
Support	20,538	19,684	4%	8%
Total recurring revenue ACV	$43,297	$41,529	4%	7%

Backlog [2]	$40,998	$41,672	-2%	0%

	Three Months Ended				Six Months Ended
	December 31,		Growth	Constant currency	December 31,		Growth	Constant currency
	2015	2014	rates	growth rates [4]	2015	2014	rates	growth rates [4]
Gross bookings [3]	$20,292	$14,991	35%	42%	$34,148	$41,551	-18%	-13%

Revenue:
GAAP Subscription and support	$10,783	$10,956			$21,625	$21,401
GAAP License	5,064	3,583			7,490	10,311
GAAP Professional services	3,139	4,364			6,347	7,895
GAAP total revenue	18,986	18,903			35,462	39,607
Purchase accounting adjustments to deferred revenue related to acquisitions	19	162			39	248
Non-GAAP revenue	$19,005	$19,065	0%	2%	$35,501	$39,855	-11%	-8%

Cost of revenue:
GAAP subscription and support	$3,116	$3,264			$6,195	$6,143
Add back:
Depreciation and amortization	(332)	(354)			(662)	(752)
Amortization of acquired intangible assets	(67)	(67)			(134)	(108)
Non-GAAP subscription and support	$2,717	$2,843			$5,399	$5,283

GAAP professional services	$2,851	$4,951			$6,237	$9,031
Add back:

Depreciation and amortization	(58)	(91)			(127)	(178)
Stock-based compensation expense	(66)	(174)			(160)	(303)
Non-GAAP professional services	$2,727	$4,686			$5,950	$8,550

GAAP total cost of revenue	$5,976	$8,241			$12,448	$15,228
Add back:
Depreciation and amortization	(390)	(445)			(789)	(930)
Stock-based compensation expense	(66)	(174)			(160)	(303)
Amortization of acquired intangible assets	(67)	(67)			(134)	(108)
Non-GAAP total cost of revenue	$5,453	$7,555	-28%	-26%	$11,365	$13,887	-18%	-15%

Gross profit:
Non-GAAP subscription and support	$8,085	$8,230			$16,265	$16,321
Non-GAAP license	5,055	3,601			7,474	10,301
Non-GAAP professional services	412	(321)			397	(654)
Non-GAAP gross profit	$13,552	$11,510	18%	20%	$24,136	$25,968	-7%	-5%

Operating expenses:
GAAP research and development	$4,016	$4,160			$7,916	$7,901
Add back:
Depreciation and amortization	(78)	(79)			(149)	(151)
Stock-based compensation expense	(123)	(217)			(270)	(410)
Amortization of acquired intangible assets	(437)	(437)			(874)	(704)
Severance and related charges	—	(10)			—	(10)
Non-GAAP research and development	$3,378	$3,417	-1%	1%	$6,623	$6,626	0%	3%

GAAP sales and marketing	$7,617	$9,599			$14,285	$18,104
Add back:
Depreciation and amortization	(58)	(77)			(120)	(165)
Stock-based compensation expense	62	(195)			(70)	(319)
Amortization of acquired intangible assets	(172)	(172)			(344)	(278)
Severance and related charges	(147)	(491)			(171)	(551)
Non-GAAP sales and marketing	$7,302	$8,664	-16%	-7%	$13,580	$16,791	-19%	-12%

GAAP general and administrative	$1,893	$2,573			$4,139	$5,515
Add back:
Depreciation and amortization	(17)	(22)			(34)	(45)
Stock-based compensation expense	(102)	(164)			(242)	(276)

Amortization of acquired intangible assets	(19)	(19)			(38)	(30)
Severance and related charges	—	(143)			—	(143)
Acquisition-related expenses	—	(229)			—	(844)
Non-GAAP general and administrative	$1,755	$1,996	-12%	-9%	$3,825	$4,177	-8%	-6%

GAAP operating expenses	$13,526	$16,332			$26,340	$31,520
Add back:
Depreciation and amortization	(153)	(178)			(303)	(361)
Stock-based compensation expense	(163)	(576)			(582)	(1,005)
Amortization of acquired intangible assets	(628)	(628)			(1,256)	(1,012)
Severance and related charges	(147)	(644)			(171)	(704)
Acquisition-related expenses	—	(229)			—	(844)
Non-GAAP operating expenses	$12,435	$14,077	-12%	-5%	$24,028	$27,594	-13%	-7%

[1] Annual Contract Value (ACV) is defined as the annualized value of the contractual obligations in place at the end of the reporting period.

[2] Backlog presented are derived from the deferred revenue on balance sheet plus unbilled and uncollected contractual commitments.

[3]  Gross bookings presented are derived from GAAP revenue plus change in Backlog from the beginning and the end of the reporting period.

[4] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.